EXHIBIT 21.1

List of Subsidiaries

Name of Subsidiary	Jurisdiction of Organization
Starwood REIT Operating Partnership, L.P.	Delaware
2330 Luxe, L.L.C.	Delaware
2350 Harper House, L.L.C.	Delaware
2390 Graham Park, L.L.C.	Delaware
2390 Harper Isabelle, L.L.C.	Delaware
250 High Street Holdings, L.L.C.	Delaware
250 High Street TRS, L.L.C.	Delaware
250 High Street, L.L.C.	Delaware
600 Goodale, L.L.C.	Delaware
80 on the Commons TRS, L.L.C.	Delaware
80 on the Commons, L.L.C.	Delaware
801 Polaris Holdings, L.L.C.	Delaware
SREIT 101 Munster, L.L.C.	Delaware
SREIT 1441 South Lindsay Road, L.L.C.	Delaware
SREIT 1600 Northwind, L.L.C.	Delaware
SREIT 1650 Northwind, L.L.C.	Delaware
SREIT 1700 Northwind, L.L.C.	Delaware
SREIT 17th Street Hotel Holdings, L.L.C.	Delaware
SREIT 1851 Northwind, L.L.C.	Delaware
SREIT 1901 Northwind, L.L.C.	Delaware
SREIT 201 Swift Road, L.L.C.	Delaware
SREIT 2091 Ridgeview Court, L.L.C.	Delaware
SREIT 215 Munster, L.L.C.	Delaware
SREIT 221 Swift Road, L.L.C.	Delaware
SREIT 222 Second Ave TRS, L.L.C.	Delaware
SREIT 222 Second Avenue, L.L.C.	Delaware
SREIT 225 Munster, L.L.C.	Delaware
SREIT 235 Munster, L.L.C.	Delaware
SREIT 333 Munster, L.L.C.	Delaware
SREIT 480 Munster, L.L.C.	Delaware
SREIT 4820 Indianapolis Drive, L.L.C.	Delaware
SREIT 4910 Indianapolis Drive, L.L.C.	Delaware
SREIT 5701 North Meadows Drive, L.L.C.	Delaware
SREIT 5900 North Meadows Drive, L.L.C.	Delaware
SREIT 60 State Street TRS, L.L.C.	Delaware
SREIT 60 State Street, L.L.C.	Delaware
SREIT 6221 Northwind, L.L.C.	Delaware
SREIT 6451 Northwind, L.L.C.	Delaware
SREIT 8401 Bearing Drive, L.L.C.	Delaware
SREIT 8421 Bearing Drive, L.L.C.	Delaware
SREIT 8441 Bearing Drive, L.L.C.	Delaware
SREIT Arboretum Place, L.L.C.	Delaware
SREIT Autumn Ridge, L.L.C.	Delaware
SREIT Autumn Wind, L.L.C.	Delaware
SREIT Avida Parking, L.L.C.	Delaware
SREIT Avida TRS, L.L.C.	Delaware
SREIT Avida, L.L.C.	Delaware
SREIT Barlow TRS, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT Barlow, L.L.C.	Delaware
SREIT Becknell Holdings GP, L.L.C.	Delaware
SREIT Becknell Holdings LP, L.L.C.	Delaware
SREIT-Becknell Holdings, L.P.	Delaware
SREIT Becknell TRS, L.LC.	Delaware
SREIT Bridgeport, L.L.C.	Delaware
SREIT Broad Vista Terrace, L.L.C.	Delaware
SREIT Camri Green Apartments, L.L.C.	Delaware
SREIT Capital Crest Holdings, L.L.C.	Delaware
SREIT Capital Crest, L.L.C.	Delaware
SREIT Cascade at Northlake Holdings LP, L.L.C.	Delaware
SREIT Cascades at Northlake Holdings GP, L.L.C.	Delaware
SREIT Cascades at Northlake, L.P.	Delaware
SREIT Cascade Village, L.L.C.	Delaware
SREIT Chestnut Ridge I, L.L.C.	Delaware
SREIT Chestnut Ridge II, L.L.C.	Delaware
SREIT CM Fort Myers Opco, L.L.C.	Delaware
SREIT CM Fort Myers PropCo, L.L.C.	Delaware
SREIT-Coastal Partners II, L.P.	Delaware
SREIT-Coastal Partners, L.P.	Delaware
SREIT Columbia Hills, L.L.C.	Delaware
SREIT Commerce Parkway, L.L.C.	Delaware
SREIT Concord Park, L.L.C.	Delaware
SREIT Courtney Manor, L.L.C.	Delaware
SREIT Creekside at Bellemeade, L.P.	Delaware
SREIT Creekside at Bellemonte SLP, L.L.C.	Delaware
SREIT Creekside Boulevard, L.L.C.	Delaware
SREIT Crestview, L.L.C.	Delaware
SREIT Decatur, L.L.C.	Delaware
SREIT Deerwood Park GP, L.L.C.	Delaware
SREIT Deerwood Park Holdings, L.P.	Delaware
SREIT Deerwood Park JTB Center, L.L.C.	Delaware
SREIT Deerwood Park LP, L.L.C.	Delaware
SREIT Deerwood Park North, L.L.C.	Delaware
SREIT Deerwood Park South, L.L.C.	Delaware
SREIT Deerwood Park TRS, L.L.C.	Delaware
SREIT Dominion Pines, L.L.C.	Delaware
SREIT Erwin Resi Holdings GP, L.L.C.	Delaware
SREIT Erwin Resi Holdings LP, L.L.C.	Delaware
SREIT Erwin Residential, L.P.	Delaware
SREIT Erwin Retail Holdings GP, L.L.C.	Delaware
SREIT Erwin Retail Holdings LP, L.L.C.	Delaware
SREIT Erwin Retail, L.P.	Delaware
SREIT Erwin TRS, L.L.C.	Delaware
SREIT Falcon Pointe SLP, L.L.C.	Delaware
SREIT Falcon Pointe, L.P.	Delaware
SREIT Falcon Trace, L.L.C.	Delaware
SREIT Foxridge SLP, L.L.C.	Delaware
SREIT Foxridge, L.P.	Delaware
SREIT Genito Glenn, L.L.C.	Delaware
SREIT Gerdt Court, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT Glen Ellyn Road, L.L.C.	Delaware
SREIT Grande Court, L.L.C.	Delaware
SREIT Griffin Scottsdale TRS, L.L.C.	Delaware
SREIT HI Knoxville Opco, L.L.C.	Delaware
SREIT HI Knoxville PropCo, L.L.C.	Delaware
SREIT Griffin Scottsdale, L.L.C.	Delaware
SREIT Hamlin Court, L.L.C.	Delaware
SREIT Hatteras Sound, L.L.C.	Delaware
SREIT Highlands TRS, L.L.C.	Delaware
SREIT Holly Cove Apartments, L.L.C.	Delaware
SREIT Hotel Holdings, L.L.C.	Delaware
SREIT HP Boulder Opco, L.L.C.	Delaware
SREIT HP Boulder PropCo, L.L.C.	Delaware
SREIT Industrial Holdings, L.L.C.	Delaware
SREIT International Debt Holdings, L.L.C.	Delaware
SREIT International Lender, L.L.C.	Delaware
SREIT International Property Holdings GP, L.L.C.	Delaware
SREIT International Property Holdings, L.P.	Delaware
SREIT Kalina Way, L.L.C.	Delaware
SREIT Leigh Meadows Apartments, L.L.C.	Delaware
SREIT Kelso Drive TRS, L.L.C.	Delaware
SREIT Kelso Drive, L.L.C.	Delaware
SREIT Kings Ridge, L.L.C.	Delaware
SREIT Lakeside Drive, L.L.C.	Delaware
SREIT Lakeside Holdings, L.L.C.	Delaware
SREIT Lakeside NC Holdings, L.L.C.	Delaware
SREIT Las Villas De Kino, L.L.C.	Delaware
SREIT Las Villas de Leon SLP, L.L.C.	Delaware
SREIT Las Villas de Leon, L.P.	Delaware
SREIT Lexington Club, L.L.C.	Delaware
SREIT Lindsay Park Holdings, L.L.C.	Delaware
SREIT Lindsey Terrace, L.L.C.	Delaware
SREIT Madelyn Oaks, L.L.C.	Delaware
SREIT Markhams Grant I, L.L.C.	Delaware
SREIT Markhams Grant II, L.L.C.	Delaware
SREIT Markhams Grant III, L.L.C.	Delaware
SREIT Massachusetts Holdings, L.L.C.	Delaware
SREIT Massachusetts REIT GP, L.P.	Delaware
SREIT Massachusetts REIT, L.P.	Delaware
SREIT Multifamily Holdings, L.L.C.	Delaware
SREIT Nashville Industrial Park 1, L.L.C.	Delaware
SREIT Nashville Industrial Park 2, L.L.C.	Delaware
SREIT Nashville Industrial Park 3, L.L.C.	Delaware
SREIT Nashville Industrial Park 4, L.L.C.	Delaware
SREIT Nashville Industrial Park TRS, L.L.C.	Delaware
SREIT NF Office TRS, L.L.C.	Delaware
SREIT NF Office, L.L.C.	Delaware
SREIT NHC Holdings, L.L.C.	Delaware
SREIT NHC NC Holdings, L.L.C.	Delaware
SREIT NHC TX Holdings, L.L.C.	Delaware
SREIT Noah’s Landing, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT North 132nd Street, L.L.C.	Delaware
SREIT North Ironwood Drive, L.L.C.	Delaware
SREIT Oak Crest SLP, L.L.C.	Delaware
REIT Oak Crest, L.P.	Delaware
SREIT Ocean Gate, L.L.C.	Delaware
SREIT Office Holdings, L.L.C.	Delaware
SREIT Parkview, L.P.	Delaware
SREIT Patriots Pointe SLP, L.L.C.	Delaware
SREIT Patriots Pointe, L.P.	Delaware
SREIT Overlook at Simms Creek SLP, L.L.C.	Delaware
SREIT Overlook at Simms Creek, L.P.	Delaware
SREIT Parkview SLP, L.L.C.	Delaware
SREIT Perry Boulevard, L.L.C.	Delaware
SREIT Ponce Harbor, L.L.C.	Delaware
SREIT Reserves at Arboretum, L.L.C.	Delaware
SREIT RI Cleveland Opco, L.L.C.	Delaware
SREIT RI Cleveland PropCo, L.L.C.	Delaware
SREIT RI Little Rock Opco, L.L.C.	Delaware
SREIT RI Little Rock PropCo, L.L.C.	Delaware
SREIT RI Tampa Opco, L.L.C.	Delaware
SREIT RI Tampa PropCo, L.L.C.	Delaware
SREIT River Birch SLP, L.L.C.	Delaware
SREIT River Birch, L.P.	Delaware
SREIT River Park Place, L.L.C.	Delaware
SREIT River Reach, L.L.C.	Delaware
SREIT Riverwalk, L.L.C.	Delaware
SREIT Riverwalk, L.P.	Delaware
SREIT Royal Poinciana, L.L.C.	Delaware
SREIT SC Holdings GP, L.L.C.	Delaware
SREIT SC Holdings II GP, L.L.C.	Delaware
SREIT SC Holdings II LP, L.L.C.	Delaware
SREIT SC Holdings LP, L.L.C.	Delaware
SREIT Securities Holdings, L.L.C.	Delaware
SREIT Securities Parent, L.L.C.	Delaware
SREIT Silver Hill, L.L.C.	Delaware
SREIT Soldiers Ridge, L.L.C.	Delaware
SREIT South Maine Commons, L.L.C.	Delaware
SREIT Spinnaker Reach, L.L.C.	Delaware
SREIT SS Fort Myers Opco, L.L.C.	Delaware
SREIT SS Fort Myers PropCo, L.L.C.	Delaware
SREIT Sterling Crest, L.L.C.	Delaware
SREIT Stonegate, L.L.C.	Delaware
SREIT Stone Creek SLP, L.L.C.	Delaware
SREIT Stone Creek, L.P.	Delaware
SREIT Tesler Road, L.L.C.	Delaware
SREIT Thomas Chase Apartments, L.L.C.	Delaware
SREIT Thornton at Alexandria, L.L.C.	Delaware
SREIT Thornton TRS, L.L.C.	Delaware
SREIT TPS Tampa Opco, L.L.C.	Delaware
SREIT TPS Tampa PropCo, L.L.C.	Delaware
SREIT TRS HotelCo, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT TRS MasterCo, L.L.C.	Delaware
SREIT Tuscan Isle, L.L.C.	Delaware
SREIT U.S. Property Holdings, L.L.C.	Delaware
SREIT Vestcor Holdings, L.L.C.	Delaware
SREIT Villa Biscayne, L.L.C.	Delaware
SREIT Vista Haven, L.L.C.	Delaware
SREIT Willow Ridge SLP, L.L.C.	Delaware
SREIT Willow Ridge, L.P.	Delaware
SREIT Woodburn I, L.L.C.	Delaware
SREIT Woodburn II, L.L.C.	Delaware
SREIT Woodburn III, L.L.C.	Delaware
SREIT Woodbridge, L.L.C.	Delaware

5